Exhibit 4

                                                             EXECUTION COPY

                       REGISTRATION RIGHTS AGREEMENT
                       -----------------------------

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of April 18, 2006 by and among American Pharmaceutical Partners, Inc., a Delaware corporation (the "Company"), Dr. Patrick Soon-Shiong ("PSS") and the stockholders of ABI receiving Common Stock in the Merger (each as defined below) who execute and deliver a counterpart to this Agreement (collectively, the "Stockholder Parties").

                              R E C I T A L S
                              ---------------

     A. The Company and American BioScience Inc., Inc., a California corporation ("ABI") have entered into an agreement and plan of merger, dated as of November 27, 2005 (the "Merger Agreement") pursuant to which holders of shares of common stock of ABI as of the Effective Time of the Merger (each term as defined in the Merger Agreement) will be entitled to receive shares of Common Stock;

     B. The obligation of ABI to consummate the merger contemplated by the Merger Agreement (the "Merger") is conditioned, among other things, upon the Company entering into this Agreement.

                                 AGREEMENT
                                 ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises herein contained, the parties hereby agree as follows:

     1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

          "Agreement" means this Registration Rights Agreement.

          "Automatic Shelf Registration Statement" means an automatic shelf registration statement as defined under Rule 405 of the Securities Act.

          "Board" means the Board of Directors of the Company.

          "Common Stock" means the common stock, par value $.001, of the Company.

          "Commission" means the Securities and Exchange Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Holder" of any security means the record or beneficial owner of such security.

          "Holders of a Majority of Registrable Securities" means the Person or Persons who are the Holders of greater than 50% of the Registrable Securities then outstanding.

          "Independent Member of the Board" means a member of the Board who is an Outside Independent Director as defined in the Corporate Governance and Voting Agreement by and among PSS, the Company and certain other parties who were or will be issued Registrable Securities pursuant to the Merger to be effected pursuant to the Merger Agreement or, from and after the termination of such agreement, shall refer to members of the Board who are members of the Company's audit committee.

          "Initiating Holder" means any Holder of Registrable Securities.

          "Person" means any natural person, corporation, trust, association, company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

          The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in substantial compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" shall mean (i) the shares of Common Stock issued to the Stockholder Parties pursuant to the Merger and (ii) any shares of Common Stock or other securities issued or issuable in respect of the Common Stock or the other securities referred to in clause (i) above by way of a spin-off, split-off, dividend or stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization; provided, however, that such shares of Common Stock or other securities shall constitute Registrable Securities only so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement under the Securities Act, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock or other securities are removed upon the consummation of such sale and the seller and purchaser of such Common Stock or other securities receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock or other securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "Securities Act" means the Securities Act of 1933, as amended.

          "WKSI" means a well-known seasoned issuer as defined under Rule 405 of the Securities Act.

     2.   Underwritten Demand Registration.
          --------------------------------

     (a) At any time or from time to time after the date hereof, any Initiating Holder shall have the right to request, by delivery of a written notice to the Company (an "Underwritten Demand Notice"), that the Company file a registration statement under the Securities Act (an "Underwritten Registration Statement") covering all or a portion of the Registrable Securities for the purpose of effecting an underwritten offering of such Registrable Securities (an "Underwritten Demand Registration"); provided, however, that no Initiating Holder shall be entitled to demand an Underwritten Demand Registration Statement during the period when the Company is exercising its right to defer a Shelf Demand Registration pursuant to Section 3(b). Any such Underwritten Demand Notice must request the registration of Registrable Securities having an aggregate market value, based on the average per share closing price of the Registrable Securities as reported by the NASDAQ National Market (or, if the Registrable Securities are not traded on the NASDAQ national market, on any other securities exchange or market upon which the Registrable Securities are then traded) over the ten (10) consecutive trading days prior to the date of the Underwritten Demand Notice, of not less than one hundred million dollars ($100,000,000). Subject to Section 6(b)(A), as soon as reasonably practicable, but in no event later than forty-five (45) days (thirty (30) days if the registration statement will be on Form S-3) after receiving an Underwritten Demand Notice, the Company shall file with the Commission a registration statement covering the Registrable Securities subject to the Underwritten Demand Notice. Subject to Sections 2(b) and 4, the Company shall use its reasonable best efforts to cause such registration statement to become effective as expeditiously as possible. Any registration under this Section 2 shall be on a form designated by the managing underwriter for such registration and the applicable registration statement shall reflect such plan or method of distribution of the applicable securities as shall be designated by the managing underwriter.

     (b) Notwithstanding the provisions of Section 2(a), if the Company is required to effect a registration pursuant to this Section 2 and the Company furnishes to the Initiating Holder requesting such registration a certificate signed by the Chief Executive Officer of the Company or an Independent Member of the Board stating that in the good faith judgment of the Board or a majority of the Independent Members of the Board it would be detrimental to the Company and its stockholders for a registration statement or other filing to be filed or become effective on or before the date such filing or effectiveness would otherwise be required hereunder, the Company shall have the right to defer such filing or the effectiveness hereunder for a period ending not more than ninety (90) days after the Company's receipt of the applicable Underwritten Demand Notice, provided, that the Company may not exercise its right under this Section 2(b) more than twice in any 18-month period; and provided further, that the Company may not exercise its rights under this Section 2(b) for two consecutive 90-day periods.

     (c) Notwithstanding the provisions of Section 2(a), the Company shall not be obligated to (i) file or effect an Underwritten Registration Statement within a period of 90 days after the effective date of any other Underwritten Registration Statement or an underwritten offering pursuant to a Shelf Registration Statement or (ii) file or effect more than a total of two Underwritten Registration Statements within any 12-month period; provided, however, that each Shelf Registration Statement filed during the applicable 12-month period will reduce by one the number of Underwritten Registration Statements the Company is obligated to file during such 12-month period.

     (d) The Company may elect to register in any Underwritten Demand Registration any additional shares of Common Stock (including, without limitation, any shares of Common Stock to be distributed in a primary offering made by the Company) so long as the inclusion of such Common Stock by the Company would not (i) be reasonably likely to delay in any material respect the Initiating Holder's ability timely to sell the Registrable Securities pursuant to the Demand Registration Statement or (ii) cause a reduction in the number of Registrable Securities included in the Underwritten Demand Registration as a result of the Company's election to so register additional shares of Common Stock. Such election of the Company, if made, shall be made by the Company giving written notice to the Initiating Holder prior to the effectiveness of the Underwritten Registration Statement stating (A) that the Company proposes to include additional shares of Common Stock in such Demand Registration Statement, and (B) the number of shares of Common Stock proposed to be included.

     3.   Shelf Registration.
          ------------------

          (a) At any time or from time to time after the date hereof and so long as the Company is eligible to register Registrable Securities under a Form S-3 Registration Statement, any Initiating Holder shall have the right to request, by delivery of a written notice to the Company (a "Shelf Demand Notice"), that (i) the Company file a shelf registration statement (a "Shelf Registration Statement") pursuant to Rule 415 under the Securities Act covering all or a portion of the Registrable Securities to enable the resale on a delayed or continuous basis of such Registrable Securities (a "Shelf Demand Registration") or (ii) if the Company is a WKSI and has an outstanding effective Form S-3 Registration Statement, the Company file a post-effective amendment to such Form S-3 Registration Statement covering all or a portion of the Registrable Securities; provided, however, that in any case the Company shall not be obligated to file or effect any Shelf Registration Statement (A) at any time that the amount of unsold Registrable Securities covered by all then effective Shelf Registration Statements equals or exceeds seventeen percent of the then outstanding shares of Common Stock of the Company or (B) if the requested Shelf Registration Statement covers a number of Registrable Securities that, when added to the amount of unsold Registrable Securities covered by all then effective Shelf Registration Statements would equal or exceed seventeen percent of the then outstanding shares of Common Stock of the Company; and provided, further that no Initiating Holder shall be entitled to demand a Shelf Registration Statement during the period when the Company is exercising its right to defer an Underwritten Demand Registration pursuant to Section 2(b). Subject to Section 6(b)(A), as soon as reasonably practicable, but in no event later than thirty (30) days after receiving a Shelf Demand Notice (or twenty (20) days if the Company is a WKSI and then has an effective Form S-3 Registration Statement), the Company shall file with the Commission a Shelf Registration Statement on Form S-3 of the Commission or, if the Company is a WKSI and has an effective Form S-3 Registration Statement, a post-effective amendment thereto. Subject to Sections 3(b) and 3(c), the Company shall use its commercially reasonable best efforts to cause the Shelf Registration Statement to become effective as expeditiously as possible and to remain effective until the earlier of
(x) the time all Registrable Securities subject thereto have been sold and
(y) the third anniversary of the initial effective time, including by filing necessary post-effective amendments and prospectus supplements reasonably required by a Holder, subject to any blackout periods described in subparagraph (b) below. If the Company is at any time a WKSI, it shall cause each Shelf Registration Statement to be, or shall cause any filed Shelf Registration Statement to be amended to be, an Automatic Shelf Registration Statement. The Initiating Holder shall have the right to determine the plan and method of distribution for the Registrable Securities to be reflected in the Shelf Registration Statement in respect of which it is the Initiating Holder.

          (b) Notwithstanding the provisions of Section 3(a), if the Company is required to effect a Shelf Registration Statement or make any filing with the Commission pursuant to this Section 3 or if the Company has a Shelf Registration Statement in effect pursuant to this Section 3, and the Company furnishes to the Initiating Holder requesting such registration or filing or to the Holders of Registrable Securities included in such Shelf Registration Statement, as applicable, a certificate signed by an Independent Member of the Board stating that (x) in the good faith judgment of a majority of the Independent Members of the Board it would be detrimental to the Company and its stockholders for a registration statement or other filing to be filed on or before the date such filing would otherwise be required hereunder or (y) sales pursuant to a Shelf Registration Statement would require the disclosure of information not otherwise then required by law (in the absence of a registration or sales thereunder) to be publicly disclosed and that in the good faith judgment of a majority of the Independent Members of the Board such disclosure would be detrimental to the Company and its stockholders, the Company shall have the right to defer such filing or the effectiveness thereof for a period of not more than ninety days after the Company's receipt of the applicable Shelf Demand Notice or prevent Holders of Registrable Securities from selling Registrable Securities pursuant to an effective Shelf Registration Statement for a period of not more than ninety days after the Company delivers a written request to the applicable Holder demanding that such Holder cease sales of securities under the Shelf Registration Statement (and during such period the Company shall not be obligated to file another Shelf Registration Period during the period such sales under an effective Shelf Registration Statement are not allowed); provided, that the Company may not exercise its rights under this Section 3(b) more than twice in any 18-month period; and provided further, that the Company may not exercise its rights under this Section 2(b) for two consecutive 90-day periods.

          (c) Notwithstanding the provisions of Section 3(a), the Company shall not be obligated to (i) file a Shelf Registration Statement within a period of 90 days after the effective date of any Underwritten Registration Statement or an underwritten offering pursuant to a Shelf Registration Statement or (ii) file or effect more than a total of two Shelf Registration Statements within any 12-month period; provided, however, that each filing of an Underwritten Registration Statement during the 12-month period will reduce by one the number of Shelf Registration Statements that the Company is obligated to file during such 12-month period.

          (d) Upon the receipt by the Company of a Shelf Demand Notice, the Company shall give prompt written notice to all Holders of Registrable Securities (other than the Initiating Holder) that a Shelf Registration Statement pursuant to this Section 3 is being effected. In the event that any such Holder delivers to the Company a written request within fifteen
(15) days after the delivery of such written notice to the Holder by the Company, to include in such Shelf Registration Statement Registrable Securities of the Holder the Company shall include such Registrable Securities in the Shelf Registration Statement, including by means of a pre-effective or post-effective amendment thereto; provided, however, that if the inclusion of the Registrable Securities of such Holders in such registration statement would, in the opinion of the Initiating Holders, be reasonably likely to delay in any material respect the Initiating Holder's ability timely to sell the Registrable Securities pursuant to the Shelf Registration Statement, the Company shall not include such Holders' Registrable Securities in the Shelf Registration Statement without the prior written consent of the Initiating Holder.

          (e) At any time or from time to time after the date hereof, any Initiating Holder shall have the right to request, by delivery of a written notice to the Company (a "Shelf Underwritten Demand Notice"), that the Company effect an underwritten offering of all or a portion of the Registrable Securities included in an existing Shelf Registration Statement. Any such Shelf Underwritten Demand Notice must request an underwritten offering of Registrable Securities having an aggregate market value, based on the average per share closing price of the Registrable Securities as reported by the NASDAQ National Market (or if the Registrable Securities are not traded on the NASDAQ National Market, the securities exchange or market upon which the Registrable Securities are listed or traded) over the ten (10) consecutive trading days prior to the date of the Shelf Demand Notice, of not less than one hundred million dollars ($100,000,0000). Subject to Section 6(b)(A), as soon as reasonably practicable after receiving an Underwritten Demand Notice, but in no event later than thirty (30) days after receiving a Shelf Underwritten Demand Notice, the Company shall file with the Commission such amendments to the applicable Shelf Registration Statements and such prospectus supplements or other filings as are necessary in connection with the underwritten offering of the Registrable Securities subject to the Shelf Underwritten Demand Notice, subject to Sections 3(b) and Section 4. Any prospectus supplement or other filing with the Commission including a plan or method of distribution of the securities subject to an underwritten offering pursuant to this Section 3 shall reflect the plan or method of distribution of such securities as shall be designated by the managing underwriter of the offering.

          (f) The Company may elect to register in any Shelf Registration Statement any additional shares of Common Stock (including, without limitation, any shares of Common Stock to be distributed in a primary offering made by the Company) so long as the inclusion of such Common Stock by the Company would not (i) be reasonably likely to delay in any material respect the Initiating Holder's ability timely to sell the Registrable Securities pursuant to the Shelf Registration Statement or (ii) cause a reduction in the number of Registrable Securities included in the Shelf Demand Registration as a result of the Company's election to so register additional shares of Common Stock . Such election of the Company, if made, shall be made by the Company giving written notice to the Initiating Holder stating (A) that the Company proposes to include additional shares of Common Stock in such Shelf Registration Statement, and (B) the number of shares of Common Stock proposed to be included.

     4.   Underwritten Offerings.
          ----------------------

          (a) The Initiating Holder shall have the right to select the book-running managers and the co-managers (collectively, the "managing underwriter") in connection with any underwritten offering pursuant to
Section 2 or Section 3; provided, that the selection of the managing underwriter by the Initiating Holder shall be subject to the reasonable approval of the Board. In connection with such underwritten offering, the Company and the Initiating Holder shall enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting, provided, that such underwriting agreement is in customary form, provides for customary compensation, expense reimbursement and indemnification, and otherwise is reasonably acceptable to the Initiating Holder and the Company.

          (b) Upon the receipt by the Company of an Underwritten Demand Notice or a Shelf Underwritten Demand Notice, the Company shall give prompt written notice to all Holders of Registrable Securities (other than the Initiating Holder) that an underwritten offering pursuant to Section 2 or
Section 3, as applicable is being effected. In the event that any such Holder delivers to the Company, within fifteen (15) days after the delivery of such written notice to the Holder by the Company, a written request to include in such underwritten offering any Registrable Securities of the Holder, the Company shall include such Registrable Securities in the registration statement; provided that the Company need not include in an underwritten offering pursuant to Section 3 any Registrable Securities that are not then included in the applicable Shelf Registration Statement (unless the Company is then a WKSI). The right of any Holder to include Registrable Securities in any underwritten offering shall be conditioned upon such Holder's willingness to enter into an underwriting agreement with the underwriter or underwriters selected for such offering (in each case, unless otherwise mutually agreed by such Holder, the Initiating Holders and the Company).

          (c) Notwithstanding the foregoing, if the managing underwriter of an underwritten offering in connection with any registration pursuant to
Section 2 or Section 3 advises the Company and the Holders of Registrable Securities participating in such offering in writing that in its good faith judgment the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities which can be sold in such offering at a price acceptable to the applicable Initiating Holder, then (i) the number of Registrable Securities so requested to be included in such offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering at such price and (ii) this reduced number of Registrable Securities shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities then held by such Holders.

          (d) Those Registrable Securities which are excluded from an underwriting in connection with any registration pursuant to Section 2 or
Section 3 hereof by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such offering and shall be withheld from the market by the Holders thereof for a period (not to exceed ninety
(90) days) which the managing underwriter reasonably determines is necessary to effect the underwritten offering.

          (e) If the managing underwriter has not limited the number of Registrable Securities to be included in an underwritten offering pursuant to Section 2 or Section 3, the Company and, subject to the requirements of
Section 8 hereof, the other holders of the Company's securities may include securities for its (or their) own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such offering will not thereby be limited.

     5.   Piggyback Registration.
          ----------------------

          (a) Each time the Company shall determine to file a registration statement under the Securities Act (other than on Form S-4 or Form S-8 or a registration statement on Form S-1 or Form S-3 covering solely an employee benefit plan) in connection with the proposed offer and sale of any of its securities of the same class as the Registrable Securities either for its own account or on behalf of any other security holder (other than a registration pursuant to Section 2 or Section 3), the Company agrees to give prompt written notice of its determination to all Holders of Registrable Securities. In the event that any such Holder delivers to the Company, within fifteen (15) days after the delivery of such written notice to the Holder by the Company, a written request to include in such registration statement any Registrable Securities of the Holder, the Company shall include such Registrable Securities in such registration statement, all to the extent required to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered.

          (b) If the registration of which the Company gives written notice pursuant to Section 5(a) is for a public offering involving an underwriting, the Company shall so advise the Holders as a part of its written notice. In such event the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Holders proposing to distribute their Registrable Securities through such underwriting agree to enter into (together with the Company and the other Holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

          (c) Notwithstanding any other provision of this Section 5, if the managing underwriter of an underwritten offering in connection with the registration pursuant to this Section 5 advises the Company and the Holders of the Registrable Securities participating in such registration in writing that in its good faith judgment the number of Registrable Securities and the other securities requested to be registered (i) exceeds the number of Registrable Securities and other securities which can be sold in such offering at a price acceptable to the Company, or (ii) would jeopardize the success of the offering, then (A) the number of Registrable Securities and other securities proposed to be included in the offering shall be reduced to that number which in the good faith judgment of the managing underwriter can be sold in such offering at a price acceptable to the Company and (B) such reduced number shall be allocated:

     A. If the registration is on behalf of the Company:

          a. First, to the Company, such that all securities proposed to be registered by or on behalf of the Company are included in the registration statement;

          b. Next, among all Holders of Registrable Securities in proportion, as nearly as practicable to the respective number of Registrable Securities held by such Holders at the time of the filing of the registration statement; and

          c. Last, among all other participating holders proposing to register securities other than Registrable Securities, in the manner determined by the Company.

     B. If the registration is on behalf of holders of Common Stock other than any Stockholder Party:

          a. First, among all participating holders other than any Stockholder Party in the manner determined by the Company and among all Holders of Registrable Securities in proportion, as nearly as practicable to the respective number of Registrable Securities and other shares of Common Stock held by such persons at the time of the filing of the registration statement; and

          b. Last, to the Company, for such number of shares of Common Stock as may be included in the registration statement.

          (d) Those Registrable Securities which are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration.

     6. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 or 3 to effect the registration of Registrable Securities under the Securities Act,

          (a) the Company, at its expense and as expeditiously as possible shall use its reasonable best efforts to effect such registration and agrees to:

          (A) in accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for a period of 120 days (unless the registration is a Shelf Registration Statement in which case such period shall extend until the earlier of (x) the time all Registrable Securities subject thereto have been sold and (y) the third anniversary of the initial effectiveness thereof, subject to the Company's rights to cause Holders of Registrable Securities to cease sales under an effective Shelf Registration Statement pursuant to Section 3(b)), and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete and to permit the Holders of Registrable Securities subject to such registration statement to sell such securities;

          (B) if an offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the Company, the managing underwriter of the offering and to the Initiating Holder (in the case of a underwritten offering pursuant to Section 2 or Section 3) or to Holders of a majority of the Registrable Securities participating in such offering (in the case of a registration pursuant to Section 3);

          (C) furnish to the Holders of securities participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus, prospectus supplement and such other documents as such underwriters and Holders may reasonably request;

          (D) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders of Registrable Securities and underwriters may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

          (E) notify the Holders of Registrable Securities participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed;

          (F) notify such Holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (G) prepare and file promptly with the Commission, and promptly notify such Holders of Registrable Securities of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (H) in case any of such Holders of Registrable Securities or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, the Company shall use reasonable best efforts to prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

          (I) advise such Holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (J) at the request of any Holder of Registrable Securities covered by such registration statement, (i) furnish to such Holder on the effective date of the registration statement, upon the filing of a prospectus supplement with respect to such registration statement or, if such registration includes an underwritten offering, at the closing provided for in the underwriting agreement, an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state, federal and other securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and such opinion of counsel shall additionally cover such legal matters with respect to the registration as such requesting Holder or Holders may reasonably request, and (ii) use its reasonable best efforts to furnish to such Holders letters dated each of such effective date, the date of the filing of a prospectus supplement and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such customary matters as the underwriters may request, or if the offering is not underwritten that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other accounting and financial matters as such requesting Holder or Holders may reasonably request;

          (K) list the Registrable Securities (and to maintain such listing during the pendency of the relevant registration period) for inclusion on the automated quotation system of the NASD or list such Registrable Securities on any exchange on which the securities of the Company of the same class with Registrable Securities are listed (and to maintain such qualification during the pendency of the relevant registration period);

          (L) make senior executives of the Company available, upon reasonable prior notice and subject to reasonable scheduling flexibility, to assist the underwriters with respect to, and to accompany the underwriters on the so-called "road show" in connection with, marketing efforts for the distribution and sale of Registrable Securities pursuant to an underwritten offering so long as the fulfillment of this Section 6(a)(L) shall not materially impair such senior executives' management of the Company and other activities on behalf of the Company and so long as any related expenses (including, without limitation, expenses of the Company and participating senior executives) not required to be paid by the Company pursuant to Section 7(b) are paid by the Holders requesting such "road show" participation and assistance; and

          (M) prepare other offering materials in a form customarily used in similar transactions or on the request of any Holder of Registrable Securities or any managing underwriter.

          (b) Each Holder of Registrable Securities included for registration, at its expense and as expeditiously as possible agrees to:

          (A) provide the Company with such information and assistance as reasonably requested by the Company to effect such registration under the Securities Act; and

          (B) keep confidential that the Company has exercised its rights under Sections 2(b), 3(b) and any other confidential information provided by the Company in connection with this Agreement.

          (c) Certain legal consequences arise from being named as a selling securityholder in a registration statement and related prospectus. Accordingly, each Stockholder Party acknowledges that it has been advised to consult its own independent securities law counsel regarding the consequences of demanding or requesting registration of Registrable Securities hereunder or being named or not being named as a selling securityholder in the registration statement and related prospectus.

     7.   Expenses.
          --------

          (a) With respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 2 or Section 3, the Company agrees to bear all fees, costs and expenses of such registration and any public offerings in connection therewith; provided, however, that Holders participating in any such registration agree to bear their pro rata share of the underwriting discount and commissions, and any the expenses associated or incurred in connection with "road show" or other marketing efforts the expenses of which are not required to be paid by the Company pursuant to subparagraph (b) below shall be paid by the Holders of Registrable Securities requesting the same.

          (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall consist of (i) all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, (ii) fees and disbursements of counsel for the underwriter(s) of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), (iii) all legal fees and disbursements and other expenses of the Company complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, (iv) reasonable fees and disbursements of one firm of counsel for the selling security holders designated by the Holders of a majority of the Registrable Securities included in such registration, and (v) the expenses associated with the "road show" or other marketing efforts for the distribution and sale of Registrable Securities registered under two underwritten registration statements filed pursuant to either Section 2 or 3 in any eighteen month period.

          (c) Notwithstanding the foregoing, the Company shall pay the expenses of a registration statement requested pursuant to Section 2 or
Section 3 only with respect to the first eight (8) registration statements so filed (and then only to the extent provided in Section 7) and all expenses related to any additional registration statements, including those fees and expenses set forth in Section 7(b), shall be paid by the Initiating Holder and/or the Holders of Registrable Securities on a pro rata basis; provided that, in the event that a registration pursuant to
Section 2 or 3 is requested by an Initiating Holder and such request is withdrawn prior to the filing of a registration statement by the Company, or the Holders of Registrable Securities cause the Company to withdraw a registration statement prior to its effectiveness, then either (at the election of the Initiating Holder), (i) the Initiating Holder and other Holders of Registrable Securities requesting inclusion of their shares in such registration shall bear pro rata all fees, costs and expenses of the registration and preparation of the registration statement and such requested registration statement shall not be deemed to be one of the registration statements for which the Company is required to pay expenses pursuant to this Section 7, or (ii) such requested registration statement shall be deemed to be one of the registration statements for which the Company is required to pay the expenses pursuant to this Section 7; provided, further, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company as of the date of their request for such registration statement not known to the Initiating Holder or publicly available at the time of its request and have withdrawn their request solely on such basis and with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such requested registration statement shall not be deemed to be one of the registration statements for which the Company is required to pay expenses pursuant to this Section 7.

     8.   Indemnification.
          ---------------

          (a) The Company hereby agrees to indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and each of such Holder's officers, directors, partners, members, legal counsel and accountants, and each Person who controls such Holder within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such underwriter within the meaning of the Securities Act, from and against, and agrees to reimburse such Holder, its officers, directors, partners, members, legal counsel, accountants and controlling Persons and each such underwriter and controlling Person of such underwriter with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Holder, its officers, directors, partners, members, legal counsel, accountants or controlling Persons, or any such underwriter or controlling Person of such underwriter who may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus related thereto, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; provided, however, that the Company will not be liable to any such Person to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission of material fact so made in strict conformity with written information furnished by such Holder or another Holder, such underwriter or such controlling Person specifically for use in the preparation thereof; provided, further, that the Company shall not be liable to any such Person to the extent that such untrue statement or omission of material fact is subsequently corrected by an amendment or supplement to such registration statement (or an amended prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act) and such amendment or supplement (or amended prospectus) is timely delivered to the Holders of Registrable Securities.

          (b) Each Holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement hereby agrees (severally and not jointly) to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus related thereto or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the indemnity agreement contained in this subsection 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed; provided, further, that the total amounts payable in indemnity by a Holder under this subsection 6(b) shall not exceed the net proceeds received by such Holder in the registered sale out of which such claim, action, demand, loss, damage, liability, cost, or expense arises.

          (c) Promptly after receipt by a party indemnified pursuant to the provisions of subsection (a) or (b) of this Section 8 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefore is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6 and shall not relieve the indemnifying party from liability under this Section 6 unless such indemnifying party is prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or
(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence,
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

          (d) If the indemnification provided for in subsection (a) or (b) of this Section 8 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder of Registrable Securities shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share sale price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities).

          (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

          (f) The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement and termination of this Agreement.

     9.   Stockholder Information.
          -----------------------

     The Company may request each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement agrees to promptly furnish the Company with such information.

     10.  Forms.
          -----

     All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     11.  Lockup Agreement.
          ----------------

     Each Holder of Registrable Securities agrees in connection with any registration of the Company's securities that, upon the request of the managing underwriter of any underwritten offering of the Company's securities (or, if there is no managing underwriter, the Company), it or he or she shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any capital stock of the Company (other than those that included in such registration) without the prior written consent of such managing underwriter for a period not to exceed ninety (90) days. The Company may impose stop transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of the lock-up period.

     12.  Transfer of Registration Rights.
          -------------------------------

     The rights to cause the Company to register securities granted to the Holders of Registrable Securities pursuant to this Agreement may be transferred or assigned only to (i) an affiliate or immediate family member of a Holder of Registrable Securities or (ii) an immediate or remote transferee of the Holder of Registrable Securities who, after such transfer, is the Holder of not less than 5% of the number of shares of Registrable Securities outstanding as of the date of this Agreement; provided that the transferee first agrees in writing to be bound by the terms of this Agreement. 13. Representations and Warranties of the Holder.

     Each Stockholder Party by execution hereof acknowledges that the Registrable Securities that such Holder may be entitled to receive pursuant to the Merger Agreement are being offered and sold pursuant to an exemption from registration under the Securities Act, based in part upon the representations, warranties, covenants and agreements of the undersigned contained below. Accordingly, he Holder hereby represents and warrants to the Company as follows:

          (a)      The Holder both:

               (i) either (A) is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act, or (B) is not a "U.S. person" as such term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act (the definitions of such terms pursuant to such Rule and Regulation are excerpted in Schedule I hereto); and

               (ii) is acquiring the Registrable Securities for the undersigned's own account (or in the case of the undersigned who is not a "U.S. Person" and otherwise is receiving the Registrable Securities pursuant to the requirements of Regulation S, for the undersigned's own account or the account or benefit of any non-U.S. person), for investment purposes only, and not as a nominee or agent and not with the view to, or any intention of, a resale or distribution thereof, in whole or in part, or the grant of any participation therein.

          (b) The Holder has the capacity to protect his, her or its own interests in connection with the transactions contemplated by the Merger Agreement and is capable of evaluating the merits and risks of his, her or its investment in the Company. The Holder acknowledges that he, she or it must bear the economic risk of the investment in Registrable Securities indefinitely, unless the Registrable Securities are registered pursuant to the Securities Act or an exemption from registration is available, and that, subject to the terms and conditions of this Agreement, the Company has no obligation to register the Company common stock. The undersigned also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the undersigned to transfer all or any portion of the Registrable Securities under the circumstances, in the amounts or at the times the undersigned might propose.

          (c) If the Holder is not a "U.S. person," as such term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, the Holder has satisfied himself, herself or itself as to the full observance of the laws of his, her or its jurisdiction in connection with the proposed issuance of the Registrable Securities pursuant to the Merger, and that the Company's issuance of the Registrable Securities pursuant to the Merger will not violate any applicable securities or other laws of the Holder's home jurisdiction.

          (d) The undersigned acknowledges that the Registrable Securities to be received pursuant to the Merger Agreement will be "restricted securities," as defined in Rule 144 promulgated under the Securities Act, and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement only subject to the satisfaction of certain conditions. The undersigned will comply with the Securities Act and the rules promulgated thereunder in connection with any sale, transfer, assignment or other disposition of any Registrable Securities.

     14.  Miscellaneous.
          -------------

          14.1 Waivers and Amendments.

          (a) With the written consent of the Holders of a Majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the consent of the Company, when authorized by a majority of the Independent Members of the Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of Registrable Securities and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any wavier or supplemental agreement, without the consent of the Holders of all of the Registrable Securities.

          (b) Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give prompt written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing.

          (c) Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 14.1; provided, that in the case of the Company, that such change, waiver, discharge or termination has been approved by a majority of the Independent Members of the Board. Specifically, but without limiting the generality of the foregoing, the failure of any party hereunder at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          14.2 Effect of Waiver or Amendment. Each Holder of Registrable Securities acknowledges that by operation of Section 14.1 hereof the Holders of a Majority of the Registrable securities will, subject to the limitations contained in Section 14.1(b), have the right and power to diminish or eliminate certain rights of such Holder under this Agreement.

          14.3 Rights of Holders Inter Se. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder with respect to exercising or refraining from exercising any such right or rights.

          14.4 Notices. All notices, requests or consents required or permitted under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, registered or certified mail (with return receipt), overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), sent to such party's addresses or telecopy numbers as are set forth below such party's signatures to this Agreement, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this
Section 14.4. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable (or if given by registered or certified mail, upon the earlier of (i) actual receipt or (ii) three days after deposit thereof in the United States mail (with respect to addresses within the United States) or ten (10) days after deposit thereof in the United States mail (with respect to addresses outside of the United States).

          14.5 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          14.6 No Third Parties. Subject to Section 8 hereof, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement or, with respect to the Company, any successor thereto.

          14.7 Headings. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          14.8 Choice of Law. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          14.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          14.10 Arbitration.

          (a) Any and all disputes or controversies, whether of law or fact and of any nature whatsoever arising from or respecting this Agreement, shall be decided by binding arbitration in accordance with Title 9 of the United States Code and the Commercial Arbitration Rules of the American Arbitration Association (the "Association"). If the parties are unable to agree upon a single arbitrator, the arbitrator shall be a single, independent arbitrator selected by the Association.

          (b) Arbitration shall take place at Los Angeles, California, or any other location mutually agreeable to the parties. The decision of the arbitrator shall be final and binding upon all parties hereto and all persons claiming under and through them and judgment thereon may be entered by any court of competent jurisdiction. The fees and expenses of the arbitrator shall be paid equally by the parties to such arbitration.

          14.11 Rule 144. To the extent that the Company is subject to the filing and reporting requirements of the Securities Act and the Exchange Act, and so long as there are Registrable Securities outstanding, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements and with a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          14.12 Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter, including, without limitation, the rights and obligations of the Company, ABI and PSS under the terms of that certain First Amended Registration Rights Agreement, dated as of June 1, 1998, by and among the Company, Premier Purchasing Partners, L.P., ABI and certain Series A Investors set forth therein (except that the Investors' obligations under any confidentiality agreement with the Company shall continue in full force and effect).

                          [signature page follows]

                REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.


AMERICAN PHARMACEUTICAL PARTNERS, INC.

By:      /s/ Nicole S. Williams
         ----------------------------
         Name:  Nicole S. Williams
         Title: Exec. V.P. & CFO

Address:

American Pharmaceutical Partners, Inc.
1501 East Woodfield Road, Suite 300 East
Schaumburg, IL 60173-5837
Attention:  General Counsel
Fax:  (847) 413-2670

PSS
/s/ Dr. Patrick Soon-Shiong
------------------------------
Dr. Patrick Soon-Shiong

Address:

c/o American Pharmaceutical Partners, Inc.
11777 San Vicente Blvd., Suite 550
Los Angeles, CA 90049

STOCKHOLDER PARTIES:
-------------------

CALIFORNIA CAPITAL LIMITED PARTNERSHIP

BY: THEMBA LLC, ITS GENERAL PARTNER

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Manager
Address:
Californian Capital Limited Partnership
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232

THEMBA 2005 TRUST I

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Trustee
Address:
Themba 2005 Trust I
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232

THEMBA 2005 TRUST II

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Trustee
Address:
Themba 2005 Trust II
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232

THE 2005 TWO-YEAR ANNUITY TRUST A

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Trustee
Address:
The 2005 Two-Year Annuity Trust A
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232

THE 2005 TWO-YEAR ANNUITY TRUST B

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Trustee
Address:
The 2005 Two-Year Annuity Trust B
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232


THEMBA CREDIT LLC

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Manager
Address:
Themba Credit, LLC
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232

RSU PLAN LLC

By:         /s/ Steven H. Hassan
         ---------------------------
         Name:  Steven H. Hassan
         Title: Manager
Address:
RSU Plan, LLC
Att: Steven H. Hassan
10182 Culver Boulevard
Culver City, California 90232


VERON INTERNATIONAL LIMITED

By:      ____________________________
         Name:
         Title: Manager

Address:
Veron International Limited
Att: Joseph Leung
Top Floor, Chinachem Golden Plaza
77 Mody Road, Tsimshatsui East
Kowloon, Hong Kong

                                 SCHEDULE I

                                DEFINITIONS


"ACCREDITED INVESTOR" (as defined in Rule 501) means any person who comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds US$1,000,000;

     (6) Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

     (8) Any entity in which all of the equity owners are accredited investors.

"UNITED STATES" means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

"U.S. PERSON" means: (i) a natural person resident in the United States;
(ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and (viii) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts).

"NON-U.S. PERSON" means any person who is not a U.S. Person or is deemed not to be a U.S. Person under Regulation S.